UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2025

X1 Capital Inc.

(Exact Name of Registrant as Specified in its Charter)

814-01672	Maryland	Withheld due to security concerns
(Commission File Number)	(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

6637 S Winding Brook Dr., Fairhope, AL 36532

(Address of Principal Executive Offices and Zip Code)

Registrant telephone number, including area code: (713)614-7755

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On August 21, 2025, X1 Capital Inc. (“Company”) held a Special Meeting, which also served as the Annual Meeting. This meeting was originally scheduled for July 31, 2025, but was postponed to this date.

At the meeting, the following measured passed with an affirmative vote of 100% of the outstanding shares in the Company.

•The Administration Agreement

•Approved the Company to start directly paying for expenses.

•Approval to end this fiscal year effective June 30, 2025. The new fiscal year will start on July 1, 2025, and the Company will file a partial year 10K for 2025.

•Approval of Edward Hatfield as an independent Board Member

Concurrent with the approval of Edward Hatsfield as a Board Member, James Hickey stepped down as a Board Member. Mr. Hickey will stay on as CEO of the Company.

Item 1	Registrant’s Business and Operations

The Company approved the following:

•The Company to start directly paying its expenses.

•Ending the fiscal year for this fiscal year effective June 30, 2025. The new fiscal year will start on July 1, 2025, and the Company will file a partial year 10K for 2025.

Item 1.01	Entry into Material Definitive Agreement

On August 21, 2025, with 100% shareholder approval, the Company entered into an Administration Agreement with Growth Lending LLC.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the meeting, 100% of the Shareholders approved Edward Hatfield as an independent Board Member.

Edward Hatfield is co-CEO at UK firm Operations.Finance.  Prior to this, Mr. Hatfield served as Group CFO at BOOST&Co and Growth Lending in the UK.  Before this, Mr. Hatfield was a financial controller for Grainmarket Asset Management LLP and Xchanging PLC. Mr. Hatfield received his Bachelors of Science in Accounting and Finance from the University of Bristol. Mr. Hatfield holds his ACA from ICAEW.

Concurrent with this, James Hickey stepped down as a Board Member. Mr. Hickey will stay on as CEO of the Company.

Item 5.07.	Submission of Matters to Vote of Securities Holders

On August 21, 2025, 100% of shareholders of the “Company” approved the following:

•The Administration Agreement (Exhibit 10.1)

•The Company to start directly paying for expenses.

•Approval to end this fiscal year effective June 30, 2025. The new fiscal year will start on July 1, 2025, and the Company will file a partial year 10K for 2025.

•Approval of Edward Hatfield as an independent Board Member

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Administration Agreement, dated August 21, 2025

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 22, 2025	X1 Capital Inc.

	By:	/s/ James Hickey
	Name:	James Hickey
	Title:	CEO

Exhibit 10.1: Administration Agreement, dated August 21, 2025

ADMINISTRATION AGREEMENT

This Administration Agreement (“Agreement”) is made as of August 21, 2025, by and between X1 Capital Inc., a Maryland corporation (the “Company”), and Growth Lending LLC, a Georgia limited liability company (the “Administrator”). Growth Lending GP LLC will also serve as the adviser (“Advisor”), per the Investment Management Agreement to be signed (“IMA”) when approved by shareholders.

WITNESSETH:

WHEREAS, the Company is a closed-end management investment fund that is regulated as a business development company under the Investment Company Act of 1940, as amended (the “Investment Company Act”); and

WHEREAS, the Company desires to retain the Administrator to provide administrative services to he Company in the manner and on the terms hereinafter set forth; and

WHEREAS, the Administrator is willing to provide administrative services to the Company on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Company and the Administrator hereby agree as follows:

1.Duties of the Administrator

(a)Employment of Administrator. The Company hereby employs the Administrator to act as administrator of the Company, and to furnish, or arrange for others to furnish, the administrative services, personnel and facilities described below, subject to review by and the overall control of the Board of Directors of the Company (the “Board”), for the period and on the terms and conditions set forth in this Agreement. The Administrator hereby accepts such employment and agrees during such period to render, or arrange for the rendering of, such services and to assume the obligations herein set forth subject to the reimbursement of costs and expenses provided for below. The Administrator and such others shall for all purposes herein be deemed to be independent contractors and shall, unless otherwise expressly provided or authorized herein, have no authority to act for or represent the Company in any way or otherwise be deemed agents of the Company.

(b)Services. The Administrator shall perform (or oversee, or arrange for, the performance of) the administrative services necessary for the operation of the Company. Without limiting the generality of the foregoing, the Administrator shall provide the Company with office facilities, equipment, clerical, bookkeeping and record-keeping services at such facilities and such other services as the Administrator, subject to review by the Board, shall from time to time determine to be necessary or useful to perform its obligations under this Agreement. The Administrator shall also, on behalf of the Company, conduct relations with custodians, depositories, transfer agents, dividend disbursing agents, other stockholder servicing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and such other persons in any such other capacity deemed to be necessary or desirable. The Administrator shall make reports to the Board of its performance of obligations hereunder and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Company as it shall determine to be desirable; provided that nothing herein shall be construed to require the Administrator to, and the Administrator shall not, provide any advice or recommendation relating to the securities and other assets that the Company should purchase, retain or sell or any other investment advisory services to the Company. The Administrator shall be responsible for the financial and other records that the Company is required to maintain, and under the Investment Company Act, shall prepare, print and disseminate reports to stockholders, and reports and other materials filed with the Securities and Exchange Commission (the “SEC”). The Administrator will provide on the Company’s behalf significant managerial assistance to those portfolio companies to which the Company is required to provide such assistance. In addition, the Administrator will assist the Company in determining and publishing the Company’s net asset value, overseeing the preparation and filing of the Company’s tax returns and the printing and dissemination of reports to the Company’s stockholders, and generally overseeing the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others.

2.Records

The Administrator agrees to maintain and keep all books, accounts and other records of the Company that relate to activities performed by the Administrator hereunder and will maintain and keep such books, accounts and records in accordance with the Investment Company Act. In compliance with the requirements of Rule 31a-3 under the Investment Company Act, the Administrator agrees that all records which it maintains for the Company shall at all times remain the property of the Company, shall be readily accessible during normal business hours, and shall be promptly surrendered upon the termination of the Agreement or otherwise on written request. The Administrator further agrees that all records which it maintains for the Company pursuant to Rule 31a-1 under the Investment Company Act will be preserved for the periods prescribed by Rule 31a-2 under the Investment Company Act unless any such records are earlier surrendered as provided above. Records shall be surrendered in usable machine-readable form. The Administrator shall have the right to retain copies of such records subject to observance of its confidentiality obligations under this Agreement.

3.Confidentiality

The parties hereto agree that each shall treat confidentially the terms and conditions of this Agreement and all information provided by each party to the other regarding its business and operations. All confidential information provided by a party hereto, including nonpublic personal information (regulated pursuant to Regulation S-P and S-AM), shall be used by any other party hereto solely for the purpose of rendering services pursuant to this Agreement and, except as may be required in carrying out this Agreement, shall not be disclosed to any third party, without the prior consent of such providing party. The foregoing shall not be applicable to any information that is publicly available when provided or thereafter becomes publicly available other than through a breach of this Agreement, or that is required to be disclosed by any regulatory authority, any authority or legal counsel of the parties hereto, by judicial or administrative process or otherwise by applicable law or regulation.

4.Compensation; Allocation of Costs and Expenses

In full consideration of the provision of the services of the Administrator, the Company shall reimburse the Administrator for the costs and expenses incurred by the Administrator in performing its obligations and providing personnel and facilities starting from the inception of the Company. The amount and nature of such reimbursements shall be presented for review, on not less than a quarterly basis, to the members of the audit committee of the Board, or in lieu thereof, to a committee of the Board, all of the members of which are not “interested persons” of the Company, as such term is defined under the Investment Company Act. The Company will bear all costs and expenses that are incurred in its operation, administration and transactions and not specifically assumed by Adviser per the IMA. Costs and expenses to be borne by the Company include, but are not limited to,  formation; organization and offering; calculating the Company’s net asset value (including the cost and expenses of any independent valuation firm); expenses incurred servicing the portfolio; expenses incurred by the Company or Advisor payable to third parties, including expenses incurred by the Administrator on behalf of the Company starting from the date of Company’s formation. These expenses include agents, consultants or other advisors, in monitoring financial and legal affairs for the Company and in providing administrative services, monitoring the Company’s investments and performing due diligence on its prospective portfolio companies; interest payable on debt, if any, incurred to finance the Company’s investments; sales and purchases of the Company’s common stock and other securities; investment advisory and management fees; administration fees, if any, payable under this Agreement; fees payable to third parties, including agents, consultants or other advisors, relating to, or associated with, evaluating and making investments; expenses related to unsuccessful investments; transfer agent and custodial fees; federal and state registration fees; all costs of registration and listing the Company’s securities on any securities exchange; federal, state and local taxes; fees and expenses of directors who are not parties to this Agreement or “interested persons” (as such term is defined in Section 2(a)(19) of the Investment Company Act) of any such party (the “Independent Directors”); costs of preparing and filing reports or other documents required by the SEC, the Financial Industry Regulatory Authority or other regulators; costs of any reports, proxy statements or other notices to stockholders, including printing costs; the Company’s allocable portion of the fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums; direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, secretarial and other staff, independent auditors and outside legal costs; and all other expenses incurred by the Company or the Administrator in connection with administering the Company’s business, including payments under this Agreement based upon the Company’s allocable portion of the Administrator’s overhead in performing its obligations under the Agreement, including rent and the allocable portion of the cost of the Company’s chief compliance officer and chief financial officer and their respective staffs.

5.Limitation of Liability of the Administrator; Indemnification

The Administrator (and its officers, managers, partners, agents, employees, controlling persons, members, and any other person or entity affiliated with the Administrator, including without limitation its managing member, the Adviser to the extent that they are providing services for or otherwise acting on behalf of the Administrator, Adviser or the Company) shall not be liable to the Company for any action taken or omitted to be taken by the Administrator in connection with the performance of any of its duties or obligations under this Agreement or otherwise as administrator for the Company, and the Company shall indemnify, defend and protect the Administrator (and its officers, managers, partners, agents, employees, controlling persons, members, and any other person or entity affiliated with the Administrator, including without limitation the Adviser, each of whom shall be deemed a third-party beneficiary hereof) (collectively, the “Indemnified Parties”) and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Company or its security holders) arising out of or otherwise based upon the performance of any of the Administrator’s duties or obligations under this Agreement or otherwise as administrator for the Company. Notwithstanding the preceding sentence of this Section 5 to the contrary, nothing contained herein shall protect or be deemed to protect the Indemnified Parties against or entitle or be deemed to entitle the Indemnified Parties to indemnification in respect of, any liability to the Company or its security holders to which the Indemnified Parties would otherwise be subject by reason of criminal conduct, willful misfeasance, bad faith or gross negligence in the performance of the Administrator’s duties or by reason of the reckless disregard of the Administrator’s duties and obligations under this Agreement (to the extent applicable, as the same shall be determined in accordance with the Investment Company Act and any interpretations or guidance by the SEC or its staff thereunder).

6.Activities of the Administrator

The services of the Administrator to the Company are not to be deemed to be exclusive, and the Administrator and each affiliate is free to render services to others. It is understood that directors, officers, employees and stockholders of the Company are or may become interested in the Administrator and its affiliates, as directors, officers, members, managers, employees, partners, stockholders or otherwise, and that the Administrator and directors, officers, members, managers, employees, partners and stockholders of the Administrator and its affiliates are or may become similarly interested in the Company as stockholders or otherwise.

7.Duration and Termination of this Agreement

(a)This Agreement shall become effective as of the first date above written. The provisions of Section 5 of this Agreement shall remain in full force and effect, and the Administrator and its representatives, as and to the extent applicable, shall remain entitled to the benefits thereof, notwithstanding any termination or expiration of this Agreement. Further, notwithstanding the termination or expiration of this Agreement as aforesaid, the Administrator shall be entitled to any amounts owed under Section 4 through the date of termination or expiration. This Agreement shall continue in effect for two years from the date hereof and thereafter shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by:

(i)the affirmative vote of a majority of the Board, or by the affirmative vote of a majority of the outstanding voting securities of the Company; and

(ii)the affirmative vote of a majority of the Company’s Independent Directors, in accordance with the requirements of the Investment Company Act.

(b)The Agreement may be terminated at any time, without the payment of any penalty, upon not more than 60 days’ written notice, by: (i) the affirmative vote of a majority of the outstanding voting securities of the Company, (ii) the affirmative vote of a majority of the Board, including a majority of the Independent Directors, or (iii) the Administrator.

(c)This Agreement may not be assigned by a party without the consent of the other party. The provisions of Section 5 of this Agreement shall remain in full force and effect, and the Administrator shall remain entitled to the benefits thereof, notwithstanding any termination of this Agreement.

8.Amendments of this Agreement

This Agreement may be amended pursuant to a written instrument by mutual consent of the parties.

9.Governing Law

This Agreement shall be construed in accordance with the laws of the State of Delaware and the applicable provisions of the Investment Company Act. To the extent the applicable laws of the State of Delaware, or any of the provisions herein, conflict with the provisions of the Investment Company Act, the latter shall control.

10.Entire Agreement

This Agreement contains the entire agreement of the parties and supersedes all prior agreements, understandings and arrangements with respect to the subject matter hereof.

11.Notices

Any notice under this Agreement shall be given in writing, addressed and delivered or mailed, postage prepaid, to the other party at its principal office.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

X1 Capital Inc.

By:

/s/James Hickey

Name: James Hickey

Title: Chief Executive Officer

Growth Lending LLC

By:

/s/Ladislas Mysyrowicz

Name: Ladislas Mysyrowicz

Title: Managing Member